Exhibit 99.1

Endo Pharmaceuticals Investor Presentation Chadds Ford, Pa.

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001 and in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003. Readers should evaluate any statement in light of these important factors.

Carol A. Ammon Chairman and Chief Executive Officer

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Established portfolio of branded products including Lidoderm(r) and Percocet(r) Substantial pipeline, with nine mid- to late-stage products: Three NDAs currently under FDA review Solid financial position Strong cash flow Debt-free Experienced and incentivized management team

Endo Profile Leveraging our pain management expertise to grow the business and expand into complementary areas Net sales: 40% CAGR 1998-2003 Developing and commercializing products: Lidoderm(r) sales up 114% in 2003 Additional patent-protected products under development

Endo Vision To become a premier specialty pharmaceutical company anchored in pain management, with a balanced focus in complementary therapeutic areas

Growth Strategy Capitalize on our established brand names and brand awareness through focused marketing, promotional and educational efforts Develop proprietary products and generic products with significant barriers to market entry Build a balanced and sustainable pipeline across development phases Strengthen our position in pain and drive expansion into complementary therapeutic areas

2001 2002 2003 2004 (a) (in millions) 252 399 596 580 '01 - '03 CAGR 53% (a) High end of the Company's guidance of $570-$580 million. Net Sales (in millions)

Near-Term Outlook Final FDA Approval on Generic Oxycodone ER FDA Action Letter on DepoMorphine(tm) FDA Approval on generic Duragesic Oxymorphone ER/IR Launch Pending discussions with FDA Lidoderm(r) sales of approximately $300 million in 2004 Ongoing advancement of pipeline Acquisition/in-licensing opportunities

Pain Market Overview

Data through year end 2003 Pain Market: A Large and Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $16.6 Billion 5-Year $ CAGR: Opioid 25% Non-Opioid 13% Non-Opioid Opioid $11.0B $5.6B Source: IMS NPA, 12/03

CAGR = compound annual growth rate Source: IMS Total Prescription Pain Market (all analgesics) 1998 1999 2000 2001 2002 2003 Total Prescription Pain Market 6.8 9.3 11.9 14.3 15.1 16.6 Sales (billions) $16.6 '98-'03 CAGR 20.0%

CAGR = compound annual growth rate Source: IMS Opioid Analgesics Market 1998 1999 2000 2001 2002 2003 Total Prescription Pain Market 1.8 2.3 3 3.9 4.6 5.6 Sales (billions) $5.6 '98-'03 CAGR 25.0%

Addressing the Pain Market Targeted Sales and Marketing through: Direct promotion through internal national sales forces 70 specialty / institutional representatives 160 community-based representatives Targeting approximately 35,000 physicians Leveraging our infrastructure by adding new products

Lidoderm(r) (lidocaine 5%) Patented topical patch launched in 1999 Orphan Drug status through March 2006; covered by certain patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia directly to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves

2/28/1997 5/31/1997 8/31/1997 11/30/1997 2/28/1998 5/31/1998 8/31/1998 11/30/1998 2/28/1999 5/31/1999 8/31/1999 12/30/1999 (thousands) 68 81 96 119 139 170 200 243 272 330 382 434 Lidoderm(r) Prescriptions '01 - '03 CAGR 97% Note: Data represents total prescriptions Source: IMS NPA, 12/03

2001 2002 2003 2004 (a) (in millions) 41 83 178 300 '01 - '03 CAGR 108% (a) Company guidance Lidoderm(r) Net Sales (in millions)

Source: IMS NDTI, MAT 9/03 Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic Trigeminal PHN Goal is to explore possible utility in other neuropathic and chronic pain segments Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2003(1) Source: IMS NDTI, full year 2003

Lidoderm(r) Open-Label Studies Extensive Phase IV and publication program 20 poster presentations and four manuscripts published in 2003 Six abstracts presented at 2003 APS meeting* Strong presence planned for 2004 APS meeting** Potential utility for Lidoderm(r) studied in: Chronic low back pain Osteoarthritis pain Diabetic neuropathy Idiopathic neuropathy * 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003) ** Vancouver, Canada, May 6-9, 2004

David A. H. Lee, M.D., Ph.D. Executive Vice President, Research & Development and Regulatory Affairs

Lidoderm(r) Ongoing Open-Label Studies Three Chronic Pain States postherpetic neuralgia (PHN) painful diabetic neuropathy (DN) low back pain (LBP) Low Back Pain Osteoarthritis Note: Lidoderm(r) is indicated for relief of pain associated with post- herpetic neuralgia. Lidoderm(r) has not been approved by the FDA for any other indication.

Open-Label Trials Pain Assessment In all three open-label studies, the Neuropathic Pain Scale (NPS) was used NPS is an assessment tool that measures distinct components of a patient's pain* Moderate-to-severe pain on the NPS is defined as a score of ?4/10 for at least 6 of the 10 individual NPS items Eight specific NPS pain descriptors: "sharp," "hot," "dull," "cold," "skin sensitivity," "itchy," "deep pain," and "surface pain" Two general items: overall global pain intensity overall pain unpleasantness * Galer BS, Jensen MP. Neurology. 1997;48:332-8.

R&D/Clinical Development Clinical research in all stages Preclinical Phase I-III Phase IV/Investigator Initiated Core expertise in analgesic drug development Opioids Topicals Strategic acquisitions and partnerships Novel delivery systems Co-development

(1) Co-developed (2) Licensed marketing rights (3) Favorable court decision received January 2004; awaiting final FDA approval Pipeline Summary Filed Status Oxymorphone ER (1) Approvable Letter Received Oxymorphone IR Approvable Letter Received DepoMorphineTM (2) NDA under Review Oxycodone ER (generic) (3) Tentative Approval Received Transdermal fentanyl patch (generic) (2) ANDA under review In Development Propofol IDD-DTM (2) CHRONOGESICTM (2) Lidoderm(r) (other indications) LidoPain(r) BP (2) Other (undisclosed)

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $3.6 billion strong opioid market We believe that it will provide equivalent analgesia with only half the milligram dosage of OxyContin (oxycodone ER) Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03 Plan to meet with FDA before end of Q1 04 Oxymorphone ER / IR Description / Indications:

Oxymorphone Pharmacology Overview Pure opioid agonist - binds mostly to µ-receptors Typical opioid pharmacology including analgesia Oxymorphone is approximately: Two times more active than hydromorphone Five times more active than oxycodone > 10 times more active than morphine Extensive toxicology program - typical opioid

Oxymorphone ER Formulation Based on Penwest Pharmaceuticals' TIMERx(r) system: a patented customized, agglomerated hydrophilic complex that forms a controlled-release matrix on compression Products based on TIMERx(r) system approved in U.S. & Europe Multiple strengths: 5,10, 20, 40 mg submitted in NDA

Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies Oxymorphone ER / IR Clinical Trials Oxycodone IR and Placebo Post Surgical Pain Oxycodone IR and Placebo Post Surgical Pain Oxycodone CR Cancer Pain --- Morphine Sulfate ER Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Post Surgical Pain Primary Outcome p < 0.05 Comparator Indication

Oxymorphone ER Efficacy Summary Moderate-to-severe pain of osteoarthritis: Study 015 vs placebo and oxycodone CR (ref: World Pain Congress, 2002) Oxymorphone ER 20 & 40 mg significantly superior to placebo on change from baseline in arthritis pain intensity (VAS) at weeks 3&4; oxycodone CR 20 mg did not differ from placebo Study 025: oxymorphone ER 10, 20, 50 mg vs placebo (ref: APS, 2003) A statistically significant linear dose-response relationship for pain intensity reduction was observed (data presented at APS, March 21-23, 2003)

Oxymorphone ER Efficacy Summary Chronic low back pain Study 016 vs placebo and oxycodone CR (ref: APS 2003): Oxymorphone ER superior to placebo for change from baseline in pain intensity (p=0.0001), and for most of the other efficacy variables. No statistically significant difference in efficacy parameters was observed between the two active opioid treatments (data presented at APS, March 21-23, 2003) Post-surgical pain Study 012 vs placebo (ref: World Pain Congress 2002) One dose of oxymorphone ER 20 mg provided greater analgesic efficacy than placebo in the first 12 hours (p=0.0056)

Oxymorphone ER Efficacy Summary Cancer pain Study 017 open label (ref: MASCC 2002); study 018 (unpublished); 019 (in press, Current Medical Research and Opinion, April or May 2004) Oxymorphone ER administered every 12 hours appears effective and well-tolerated for the treatment of most patients with cancer pain (ref: 017) In cancer pain patients, treatment with oxymorphone ER provided analgesia equivalent to morphine ER and oxycodone CR, respectively, at stabilized doses (ref: 018 - unpublished; 019 - in press)

Oxymorphone ER Efficacy Conclusions Oxymorphone ER >10 mg q12h appears to be effective treatment for moderate-to-severe chronic pain A single dose of oxymorphone ER has a duration of action of at least 12 hours Equianalgesic dose ratios are calculated to be 1.2-2 to 1 for oxycodone CR to oxymorphone ER and 1.8-2.8 to 1 for morphine ER to oxymorphone ER Note: Oxymorphone ER has not been approved by FDA. The safety and efficacy of Oxymorphone ER have not been established by FDA.

Oxymorphone ER Safety and Side-Effects Side-effect profile consistent with other opioids (constipation, nausea, somnolence, dizziness and vomiting) Incidence of side-effects similar to oxycodone CR and morphine ER at equianalgesic doses No unexpected safety issues

Oxymorphone IR Efficacy & Safety Summary Post-surgical pain Studies 004 (ref: APS 2003) and 005 (ref: unpublished) vs placebo/oxycodone All oxymorphone doses (10, 20, 30 mg) provided analgesia superior to placebo; an analgesic dose- response was observed. Oxycodone IR 15 and 30 mg were statistically superior to placebo in TOTPAR 0 to 8 hours; oxycodone IR 10 mg did not differ statistically from placebo. The median re-dosing interval was 7-9 hours (004 - data presented at APS, March 21-23) Safety & side-effects consistent with other opioids Note: Oxymorphone IR has not been approved by FDA. The safety and efficacy of Oxymorphone IR have not been established by FDA.

Encapsulated morphine sulfate Epidural injection with sustained release delivery For surgical pain; administered prior to surgery Six million major surgeries annually in the U.S. NDA accepted for substantive review 09/03 First "Action Letter" expected mid-2004 Market Need Addressed: Status / Upcoming Milestones: DepoMorphine(tm) Description / Indication: 48 hours of post-surgical pain relief with a single injection No need for in-dwelling catheter - can be used in patients on LMWH Greater patient satisfaction w/post-op pain control - eliminates/reduces PCA Pharmacoeconomic advantages

DepoMorphine? DepoFoam? Technology Discrete chambers filled with morphine solution in a lipid matrix 20 micron

DepoMorphine? Benefits Easy to use Better pain management High patient satisfaction Better pharmacoeconomics Avoid need for in-dwelling epidural catheter growing use of post-op anticoagulants (LMWH)

DepoMorphine? Phase II/III Clinical Development Program Indications: Somatic orthopedic surgeries Hip arthroplasty Total knee replacement Visceral surgeries Low abdominal surgery Caesarian section Doses studied 5 - 30 mg Comparators Placebo Epidural unencapsulated morphine IV PCA morphine

DepoMorphine(tm) - Clinical Trials Dose-response slope (based on total fentanyl used over 48 hours post-dose) Lower Abdominal Total fentanyl used for 48 hours post-dose Hip Arthroplasty --- Recalled pain intensity (VAS) through 48 hours post-dose Knee Arthroplasty Total opioid medication used (IV morphine equivalents) for 48 hours Caesarean Section Primary Outcome p < 0.05 Primary Endpoint Clinical Study Clinical program in over 900 subjects, including four double-blind controlled studies

DepoMorphine? Summary Sustained analgesia for 48 hours Similar results obtained in various surgical models Well tolerated Safety profile typical for epidural opioid agent: Pruritus, nausea, vomiting, somnolence, hypoxia, hypoventilation, constipation, urinary retention No unexpected safety issues High patient satisfaction Note: DepoMorphineTM has not been approved by FDA. The safety and efficacy of DepoMorphineTM have not been established by FDA.

Propofol IDD-D? 2% Unique formulation of propofol that offers potential safety and pharmacoeconomic advantages over current treatments Reduced lipid load and volume load compared with Diprivan (1% and 2%) No adverse effects associated with preservatives Potentially safer for CHF patients, renal patients, pediatric patients, patients with co-existing cardiovascular risk factors, patients allergic to sulfites Enhanced antimicrobial protection allows for longer 'hang-time' in ICU and potential use as multi-dose vial in anesthesia reduced nursing time less propofol product wastage no need to replace expensive disposables and tubing sets Phase II completed; expect to enter Phase III during the first half of 2004 Note: Propofol IDD-DTM has not been approved by FDA. The safety and efficacy of Propofol IDD-DTM have not been established by FDA.

Generic Product Strategy Selective Focus on: Niche therapeutic areas Difficult-to-develop generics Proprietary sustained-release technology AB-rated MS Contin, OxyContin generics Endo's extended-release morphine sulfate retains significant market share Partnered with Noven Pharmaceuticals, Inc. on generic Duragesic

*Pending FDA confirmation Generic Oxycodone ER Received tentative FDA approval in July 2002 First-to-file status on three of four strengths* Favorable court ruling announced January 5, 2004 Newly enacted amendments to Hatch-Waxman Act allow for more favorable exclusivity terms Provides option to launch at-risk or wait for appellate court decision Anticipate limited competition subsequent to exclusivity period due to high barriers to entry related to controlled- release scheduled CII products

Generic Fentanyl Patch Announced agreement with Noven on February 26, 2004 for U.S./Canadian rights to generic Duragesic Noven's ANDA accepted for filing October 2003 Anticipated launch date early 2005, pending FDA approval of ANDA Profit-sharing arrangement

Active Business Development Effort Ongoing pursuit of licensing/acquisition opportunities: All stages On-Market Phase III Phase I-II Preclinical In or "near" pain Analgesics Peri-operative Neurology Supportive Care Oncology

Recent Licensing Deals Noven U.S./Canadian rights to generic Duragesic Ongoing collaboration for future transdermal products EpiCept Worldwide rights to LidoPAIN(r) BP for acute low back pain (Phase II) Broader IP protection for Lidoderm(r) Collegium DETERxTM abuse-deterrent technology (preclinical) MakScientific Cannabinoid receptor agonists (preclinical)

Financial Guidance - 2004 Net sales $570-$580 million Lidoderm(r) net sales $300 million GAAP EPS $0.80 - $0.85

Summary Leader in rapidly growing pain management market Strong portfolio of established products Substantial pipeline of branded, patent-protected products Solid financial condition, with significant cash flow and no debt Proven, experienced management team

Endo Pharmaceuticals Nasdaq: ENDP